UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 30, 2007
Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
On July 30, 2007, Park National Corporation (“Park”) issued a news release (the “News Release”) announcing its intent to consolidate the banking operations of its eight subsidiary banks located in Ohio under one charter—that of The Park National Bank, which will remain a national bank. The Richland Trust Company, Century National Bank, The First-Knox National Bank of Mount Vernon, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., and The Citizens National Bank of Urbana will merge into The Park National Bank, subject to obtaining regulatory approval. The 12 Ohio-based community banking subsidiaries and divisions of Park’s subsidiary banks will merge into one charter and will become divisions of The Park National Bank. Each community bank division will retain its local leadership, local decision-making and unique local identity. A copy of the News Release is included as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
     (a) — (c) Not applicable
     (d) Exhibit:

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on July 30, 2007.
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signature on following page.]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: July 30, 2007	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

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